                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports and references to our Firm included in Horizon PCS, Inc.'s registration statement on Form S-4.




/s/ Arthur Andersen LLP
March 1, 2001
Columbus, Ohio